Income Taxes - Summary of Income Tax Expense (Benefit) (Detail) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2014	Dec. 31, 2013	Dec. 31, 2012
Current:
Federal	$ 1,739	$ 3,549	$ 2,296
State	5,073	5,107	5,744
Foreign	2,193
Income tax expense (benefit), Current	9,005	8,656	8,040
Deferred:
Federal	71,439	67,414	65,551
State	614	1,872	1,685
Foreign	(2,685)
Total deferred income tax expense	69,368	69,286	67,236
Total income tax expense	$ 78,373	$ 77,942	$ 75,276